NUMBER       INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND       SHARES
 A

                        WELLSFORD REAL PROPERTIES, INC.


                                                              SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS

                     350,000 SHARES OF $0.1 PAR VALUE EACH
                             CLASS A COMMON STOCK


THIS CERTIFIES THAT                                            IS THE OWNER OF


          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                       WELLSFORD REAL PROPERTIES, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. Witness, the seal of the Corporation and the signatures of its duly authorized officers.

Dated



---------------------------                               --------------------
                  SECRETARY                                          PRESIDENT

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common

TEN ENT - as tenants by the entireties

JT TEN - as joint tenants with right of
         survivorship and not as tenants
         in common

UNIF GIFT MIN ACT--_________ Custodian_______
                   (Cust)             (Minor)
under Union Gifts to Minors
Act_______________________
     (State)

    Additional abbreviations may also be used though not in the above list.


For value received _________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_______________________________
|                             |
|_____________________________|

_____________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

_____________________________________________________________________________

_____________________________________________________________________________

_______________________________________________________________________Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ______________________________________________________Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

Dated_________________ 19______
     In presence of

                                                ____________________________
_______________________________


NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.